Exhibit 99.1

The Rowe Companies Notifies American Stock Exchange of

Intention to Voluntarily Withdraw Listing

McLean, Virginia – October 27, 2006 – The Rowe Companies (the “Company”) announced that it notified the American Stock Exchange (“AMEX”) today of the decision of the Company’s Board of Directors to voluntarily withdraw the listing of the Company’s common stock from AMEX.

On September 21, 2006, the Company was notified by AMEX that the Company is not in compliance with Section 1003(a)(iv) of the AMEX Company Guide because, based on the voluntary commencement of Chapter 11 bankruptcy proceedings on September 18, 2006 by the Company and its two operating subsidiaries, Rowe Furniture, Inc. (“Rowe Furniture”) and Storehouse, Inc. (“Storehouse”), the Company has sustained losses which are so substantial in relation to its overall operations, or its financial condition has become so impaired that it appears questionable, in the opinion of AMEX, as to whether the Company will be able to continue operations and/or meet its obligations as they mature.

The terms of the Company’s debtor-in-possession financing facility require the Company to adhere to a limited operating budget. This budget does not allow the Company to incur expenditures for an independent registered public accounting firm to perform the reviews and audits of the Company’s financial statements required for the filing of quarterly and annual reports with the Securities and Exchange Commission. In lieu of filing these reports, the Company plans to file on Form 8-K the balance sheets and income statements for each of the Company, Rowe Furniture and Storehouse included as part of their monthly operating reports filed with the Bankruptcy Court. For this reason, and because the Company does not believe it will be able to return to compliance with the AMEX continued listing standards at any time in the foreseeable future, the Company’s Board of Directors determined it would be in the best interest of the Company to voluntarily withdraw the listing of its common stock from AMEX.

The Company will file with the Securities and Exchange Commission an application on Form 25 to withdraw its AMEX listing. Pursuant to the rules of the Securities and Exchange Commission, which require that notice of intention to voluntarily withdraw from an exchange be given to the exchange at least ten days before the filing of the Form 25, this application may not be submitted to AMEX before November 6, 2006. While the Company anticipates that its common stock may be traded over the counter in the Pink Sheets following the AMEX de-listing, no assurance can be made in this regard as such trading is dependent on the willingness of one or more brokers to make a market in the Company’s common stock.

Rowe Furniture, Inc., now the Company’s primary operating subsidiary, has been a leading manufacturer of fine upholstered furniture for the past 60 years. Founded in 1946, the Company’s headquarters are located in McLean, Virginia. The Company also operates Storehouse, Inc., an Atlanta-based home furnishings retailer acquired by the Company in 1999. In connection with the bankruptcy proceedings, substantially all of Storehouse’s merchandise inventory has been sold to Hudson Capital Partners, LLC, which is in the process of conducting going out of business sales at Storehouse’s retail locations. For more information about the Company, please visit http://www.therowecompanies.com.

When used in this press release and other press releases, in filings with the Securities and Exchange Commission, in other public communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions, as well as the use of future dates, are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to the Company’s future financial performance, strategic plans or objectives, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: the timing of the effectiveness of the AMEX de-listing and the possibility that the Company’s de-listing application filed with the Securities and Exchange Commission will not be accepted or that one or more conditions to such acceptance will be imposed on such application; the willingness of one or more brokers to make a market in the Company’s common stock following the de-listing; the ability of the Company to continue as a going concern; the ability of the Company to obtain and maintain any necessary financing for operations and other purposes, whether debtor-in-possession financing or other financing; the ability of the Company, Rowe Furniture and Storehouse to obtain court approval with respect to motions in the Chapter 11 proceedings prosecuted by them from time to time; the ability of the Company, Rowe Furniture and Storehouse to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceedings; the outcome of the going out of business sale of Storehouse; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company, Rowe Furniture and Storehouse to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors, suppliers and service providers and its ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 proceedings on the liquidity or results of operations of the Company and its subsidiaries; the ability of the Company to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the ability of the Company to attract, motivate and/or retain key executives and associates and to attract and retain customers; economic conditions; labor costs; financing availability and costs; changes from anticipated levels of sales, whether due to future national or regional economic and competitive conditions, customer acceptance of existing and new products, or otherwise; pending or future litigation; pricing pressures due to excess capacity; raw material cost increases; transportation cost increases; the inability of a major customer to meet its obligations; loss of significant customers in connection with a merger, acquisition, redisposition, bankruptcy or otherwise; actions of current or new competitors; increased advertising costs associated with promotional efforts; change of tax rates; change of interest rates; future business decisions and other uncertainties, all of which are difficult to predict and many of which are beyond the control of the Company. Additional risks are described in the Company’s previous annual and quarterly filings with the Securities and Exchange Commission. These and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the various pre-petition liabilities of the Company, Rowe Furniture and Storehouse, and the Company’s common stock and other equity securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

For additional information, please contact Garry W. Angle, Vice President-Treasurer, at (540) 444-5032.